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                                                                EXHIBIT 10.18


                               December 18, 2000



James L. Gardner, Esquire
P. O. Box 815
Louisville, Tennessee   37777

     Re:  Amendment to Consulting Agreement dated February 23, 2000

Dear Jim:

     The purpose of this letter is to confirm our agreement to modify that certain Agreement dated February 23, 2000 between yourself and A. T. Massey Coal Company, Inc. (the "Company") described herein.

     The term of the Agreement shall be extended through December 31, 2002.

     In addition, the period of time during which you shall be entitled to purchase family medical and dental insurance coverage pursuant to paragraph 2(iii) of the Agreement shall be extended for a further period of 24 calendar months in addition to the period of 36 calendar months initially set forth in such paragraph.

     All other terms and conditions of the Agreement shall remain as set forth therein.

     Kindly indicate your agreement of the foregoing by executing the duplicate originals of this letter in the space below and returning a fully signed duplicate original to us.

                                             A. T. MASSEY COAL COMPANY, INC.



                                             By: /s/ Don L. Blankenship
                                                 ------------------------------
                                                 Don L. Blankenship
                                                 Chairman, President & CEO

ACCEPTED AND AGREED:



By: /s/ James L. Gardner
    -----------------------------
     James L. Gardner